HUDSON SECURITIES, INC.
(formerly Wien Securities Corp.)

EXHIBIT 99.2

                             HUDSON SECURITIES, INC.

CONTENTS

                                                                            Page

FINANCIAL STATEMENTS

   Report of independent registered public accounting firm                   F-2

   Statement of financial condition as of March 31, 2005                     F-3

   Statements of operations for the years ended March 31, 2005 and 2004      F-4

   Statements of changes in stockholders' equity for the years ended
      March 31, 2005 and 2004                                                F-5

   Statements of cash flows for the years ended March 31, 2005 and 2004      F-6

   Notes to financial statements                                             F-7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Hudson Securities, Inc.

We have audited the statement of financial condition of Hudson Securities, Inc. (formerly Wien Securities Corp.) (the "Company") as of March 31, 2005 and the related statements of operations, changes in stockholders' equity and cash flows for the years ended March 31, 2005 and 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements enumerated above present fairly, in all material respects, the financial position of Hudson Securities, Inc. as of March 31, 2005, and the results of its operations and its cash flows for the years ended March 31, 2005 and 2004, in conformity with U.S. generally accepted accounting principles.


/s/ Eisner LLP

New York, New York
August 1, 2005

HUDSON SECURITIES, INC.
(formerly Wien Securities Corp.)

STATEMENT OF FINANCIAL CONDITION
MARCH 31, 2005

ASSETS
   Cash                                                               $  295,102
   Receivable from broker-dealer                                       2,723,404
   Marketable securities owned at fair value                           3,055,693
   Commission receivable                                                 142,978
   Furniture and equipment, net                                          149,263
   Other assets                                                          163,719
   Goodwill                                                            1,111,179
                                                                      ----------

                                                                      $7,641,338
                                                                      ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
   Liabilities:
      Securities sold, but not yet purchased                          $  644,332
      Commissions payable                                                907,175
      Accrued expenses and other liabilities                             780,974
                                                                      ----------

        Total liabilities                                              2,332,481
                                                                      ----------

   Commitments and contingencies

   Stockholders' equity:
      Common stock, $.001 par value, 30,000,000 shares
        authorized, 10,967,000 shares issued and outstanding              10,967
      Additional paid-in capital                                       4,688,944
      Retained earnings                                                  608,946
                                                                      ----------

        Total stockholders' equity                                     5,308,857
                                                                      ----------

                                                                      $7,641,338
                                                                      ==========


SEE NOTES TO FINANCIAL STATEMENTS                                            F-3

HUDSON SECURITIES, INC.
(formerly Wien Securities Corp.)

STATEMENTS OF OPERATIONS

                                                          YEAR ENDED MARCH 31,
                                                       -------------------------
                                                           2005          2004
                                                       -----------   -----------
REVENUES:
   Trading                                             $20,687,243   $31,209,210
   Interest and other income                               103,689       274,528
                                                       -----------   -----------

                                                        20,790,932    31,483,738
                                                       -----------   -----------

EXPENSES:
   Salaries and related costs                            2,805,676     3,015,606
   Commissions and clearing charges                     10,677,979    13,419,203
   Communications                                        4,423,794     5,274,642
   Occupancy                                               563,084       530,365
   Professional fees                                       569,232
   Interest                                                               15,438
   Operating                                             1,069,253     4,422,818
                                                       -----------   -----------

                                                        20,109,018    26,678,072
                                                       -----------   -----------

INCOME BEFORE INCOME TAXES                                 681,914     4,805,666
Provision for income taxes                                 234,000        60,922
                                                       -----------   -----------

NET INCOME                                             $   447,914   $ 4,744,744
                                                       ===========   ===========

SUPPLEMENTAL PRO FORMA DATA (NOTE B[9]) (UNAUDITED):
   Income before income taxes as reported above        $   681,914   $ 4,805,666
   Pro forma provision for income taxes                    383,000     2,103,922
                                                       -----------   -----------

   PRO FORMA NET INCOME                                $   298,914   $ 2,701,744
                                                       ===========   ===========


SEE NOTES TO FINANCIAL STATEMENTS                                            F-4

HUDSON SECURITIES, INC.
(formerly Wien Securities Corp.)

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                                           COMMON STOCK            ADDITIONAL
                                    ---------------------------      PAID-IN       RETAINED
                                       SHARES         AMOUNT         CAPITAL       EARNINGS          TOTAL
                                    ------------   ------------   ------------   ------------    ------------
BALANCE - APRIL 1, 2003               10,000,000   $     10,000   $  2,264,443   $  1,649,559    $  3,924,002
Net income                                                                          4,744,744       4,744,744
Distributions to stockholders                                                          (4,436)         (4,436)
                                    ------------   ------------   ------------   ------------    ------------
BALANCE - MARCH 31, 2004              10,000,000         10,000      2,264,443      6,389,867       8,664,310
100% change in ownership interest
   pushed down                                                       1,111,179                      1,111,179
Sale of common stock                     967,000            967      1,304,483                      1,305,450
Warrants issued to consultants at
   fair value                                                            8,839                          8,839
Distributions to stockholders                                                      (6,228,835)     (6,228,835)
Net income                                                                            447,914         447,914
                                    ------------   ------------   ------------   ------------    ------------
BALANCE - MARCH 31, 2005              10,967,000   $     10,967   $  4,688,944   $    608,946    $  5,308,857
                                    ============   ============   ============   ============    ============


SEE NOTES TO FINANCIAL STATEMENTS                                            F-5

HUDSON SECURITIES, INC.
(formerly Wien Securities Corp.)

STATEMENTS OF CASH FLOWS

                                                                   YEAR ENDED MARCH 31,
                                                                --------------------------
                                                                    2005           2004
                                                                -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                   $   447,914    $ 4,744,744
   Adjustments to reconcile net income to net cash provided
     by operating activities:
        Depreciation and amortization                                98,347         86,028
        Warrants used to compensate consultants                       8,839
        Changes in:
           Receivable from broker-dealer                          6,210,272     (5,272,891)
           Securities owned                                         649,805       (367,740)
           Commission receivable                                   (142,978)
           Other assets                                               8,282        267,140
           Securities sold, but not yet purchased                  (810,104)    (1,473,756)
           Commissions payable                                   (1,519,546)     1,821,694
           Accrued expenses and other liabilities                  (251,761)       366,732
                                                                -----------    -----------
              Net cash provided by operating activities           4,699,070        171,951
                                                                -----------    -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Purchase of fixed assets                                         (58,452)       (81,074)
                                                                -----------    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from the sale of common stock                         1,305,450
   Distributions to stockholders                                 (6,228,835)
   Dividends paid                                                                   (4,436)
                                                                -----------    -----------
              Net cash used in financing activities              (4,923,385)        (4,436)
                                                                -----------    -----------
NET (DECREASE) INCREASE IN CASH                                    (282,767)        86,441
Cash - beginning of year                                            577,869        491,428
                                                                -----------    -----------
CASH - END OF YEAR                                              $   295,102    $   577,869
                                                                ===========    ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
   Cash paid during the year for:
      Interest                                                                 $    15,438
      Income taxes                                              $   206,800    $    32,922
   Noncash investing and financing activities:
      100% change in ownership interest pushed down             $ 1,111,179


SEE NOTES TO FINANCIAL STATEMENTS                                            F-6

HUDSON SECURITIES, INC.
(formerly Wien Securities Corp.)

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005 AND 2004

NOTE A - ORGANIZATION AND OPERATIONS

Hudson Securities, Inc. (formerly Wien Securities Corp. ("Wien")) (the "Company") is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). The Company is an introducing broker and clears all transactions through a clearing organization on a fully disclosed basis. Accordingly, the Company is exempt from rule 15c3-3 of the Securities Exchange Act of 1934. The Company has offices in New Jersey, Florida and Colorado.

In January 2003, the stockholders of Wien entered into an agreement whereby they granted certain new employees (the "Trading Group") an option to acquire 51% of the outstanding shares of Wien's common stock ("51% Option") from Wien's stockholders. Upon the exercise of the 51% Option, the Trading Group would be entitled to purchase the remaining outstanding shares of Wien's common stock within six months, pending NASD approval of the transfer of Wien's common stock. The agreement included employment terms for four of Wien's stockholders for periods ranging from 1 to 2.5 years.

In May 2004 the Wien stockholders and the Trading Group amended the agreement, which changed the 51% Option to a 100% option. The agreement, as amended, provided that upon the exercise of the 100% option, the exercise price and the remaining purchase price of the shares of common stock of Wien to be paid by the Trading Group would be calculated based on a formula of book value. Wien received NASD approval for this transaction and on June 30, 2004 the Trading Group consummated the purchase of all of the outstanding shares of Wien's common stock for a purchase price of approximately $7,136,000. In conjunction with this 100% change in ownership the former stockholders took a distribution of approximately $1,580,000 and received all of the proceeds of the purchase price. The transaction was treated for accounting purposes as a purchase of the Company. As a result, the Company recorded goodwill of approximately $1,111,000, which represents the excess of the purchase price over the estimated fair value of the assets acquired and liabilities assumed. Subsequently, on July 21, 2004 Wien formed a wholly owned subsidiary named Hudson Capital Markets, Inc. ("HCMI"), which was organized in the state of Delaware. HCMI was authorized to issue 30,000,000 shares of common stock with a par value of $.001 per share. On July 31, 2004, Wien was merged into HCMI, with HCMI becoming the survivor ("HCMI Merger") and the name was changed to Hudson Securities, Inc. In connection with this merger, the stockholders of Wien received 83,333.33 shares of the Company for each share of Wien owned. Wien's historical capital accounts were retroactively adjusted to reflect the equivalent number of shares issued by HCMI in the HCMI Merger while Wien's historical retained earnings was carried forward. Prior to November 1, 2004, the Company elected treatment as a Subchapter S corporation for federal and New Jersey income tax purposes. Effective November 1, 2004, the Company is being treated as a C corporation.

In December 2004, the Company entered into an Agreement and Plan of Merger (the "Agreement") with Health Outcomes Management, Inc. ("HOM"), a nonoperating public company. On May 3, 2005, under the terms of the Agreement, the Company's stockholders exchanged all of their shares of common stock and warrants for 154,672,671 shares of HOM common stock, $.01 par value (the "Exchange"). The HOM shares that were issued represented 94% of HOM's outstanding interest at the time of this exchange. In connection with the legal form of this transaction, the Company became a wholly owned subsidiary of HOM. For financial reporting purposes, the Exchange represents a capital transaction of the Company or a "reverse merger" rather than a business combination. Accordingly, the number of shares issued and outstanding and additional paid-in capital of the Company will be retroactively restated for all periods financial statements are presented after the date of the merger to give effect to the Exchange. All costs attributable to the reverse mergers were expensed.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

[1]   BASIS OF PRESENTATION:

      The accompanying financial statements include the activities of Wien as the predecessor entity during the twelve-month period ended March 31, 2005. Additionally, the Company's historical stockholders' equity was restated retroactively to give effect to the shares issued in connection with the HCMI Merger, while the historical retained earnings is being carried forward. 1

HUDSON SECURITIES, INC.
(formerly Wien Securities Corp.)

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005 AND 2004

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

[2]   SECURITIES TRANSACTIONS:

            The Company records transactions in securities and the related revenue and expenses on a trade-date basis.

            Securities owned and securities sold, but not yet purchased, are stated at market value with the resulting unrealized gains and losses reflected in net trading value.

            Securities which do not have a readily ascertainable market value are valued at their estimated fair value as determined by management.

[3]   INCOME TAXES:

            The Company accounts for income taxes in accordance with the provisions of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"). SFAS No. 109 requires that the Company recognize deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined on the basis of the difference between the tax basis of assets and liabilities and their respective financial reporting amounts ("temporary differences") at enacted tax rates in effect for the years in which the temporary differences are expected to reverse. The Company records an estimated valuation allowance on its deferred income tax assets if it is not more than likely that these deferred income tax assets will be realized.

            Prior to November 1, 2004, the Company was taxed under the provisions of Subchapter "S" of the Internal Revenue Service Code ("Code") and the appropriate sections of the New Jersey Corporate Business Tax Law. Under those provisions, the Company did not pay federal corporate income taxes on its taxable income and paid New Jersey corporate income taxes at a reduced rate. The stockholders were liable for individual federal and state income taxes on their respective share of the Company's taxable income.

[4]   FURNITURE, EQUIPMENT AND DEPRECIATION:

            Furniture and equipment are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful life of the related asset.

[5]   ESTIMATES:

            The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of income and expenses during the reporting period. The most significant assumptions concern determining the fair value of assets and the valuation of goodwill. Actual results could differ from those estimates.

[6]   CASH:

            For purposes of the statements of cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be a cash equivalent.

HUDSON SECURITIES, INC.
(formerly Wien Securities Corp.)

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005 AND 2004

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

[7]   CONCENTRATIONS OF CREDIT RISK:

            The Company is engaged in trading on a principal and/or agency basis with and for primarily other securities broker-dealers and institutional investors such as mutual funds, hedge funds, banks and similar businesses. Counterparties to the Company's business activities include broker-dealers and clearing organizations, and can include banks and other financial institutions. The Company uses one clearing broker to process transactions and maintain customer accounts. The clearing broker extends credit to the Company's clientele which is secured by cash and securities in the clients' account. The Company's exposure to credit risk associated with the non-performance by its customers and counterparties in fulfilling their contractual obligations can be directly impacted by volatile or illiquid trading markets, which may impair the ability of customers and counterparties to satisfy their obligations to the Company. Additionally, the Company has agreed to indemnify the clearing broker for losses it incurs while extending credit to the Company's clients. Amounts due from customers that are considered uncollectible are charged back to the Company by the clearing broker when such amounts become determinable. At March 31, 2005, there were no amounts due from customers included in the accompanying financial statements.

            In the normal course of business, the Company enters into transactions in various derivative instruments for trading purposes. These transactions include securities sold short, but not yet purchased, and option and warrant contracts.

            Securities sold short, but not yet purchased, represent obligations of the Company to deliver the underlying securities sold; and option and warrant contracts written represent obligations of the Company to purchase or deliver the specified security at the contracted price. The Company's ultimate obligation on such instruments may exceed the amount recognized in the statement of financial condition. The Company monitors its positions continuously to reduce the risk of the potential loss due to changes in market value or failure of counterparties to perform.

            Substantially all of the Company's cash and security positions are deposited with its clearing broker for safekeeping purposes. The broker is highly capitalized and is a member of major securities exchanges.

            The Company maintains cash in bank accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

[8]   GOODWILL:

            The Company accounts for its goodwill in accordance with Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("SFAS No. 142"). Under SFAS No. 142, goodwill is not subject to amortization, but rather an annual assessment of impairment by applying a fair value based test. As a result of its annual assessment, the Company has determined no such impairment needs to be recognized during the year ended March 31, 2005.

[9]   SUPPLEMENTAL PRO FORMA DATA:

            The objective of the pro forma results of operations data is to show what the significant effects on the historical financial information would have been had the Company not been an S corporation for income tax purposes. For the year ended March 31, 2005, the pro forma amount reflects an additional provision for income taxes computed as if the Company had been subject to federal and state taxes during the period April 1, 2004 through October 31, 2004. For the year ended March 31, 2004, the pro forma amount reflects the provision for income taxes computed as if the Company had been subject to federal and state taxes.

HUDSON SECURITIES, INC.
(formerly Wien Securities Corp.)

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005 AND 2004

NOTE C - RECEIVABLE FROM CLEARING BROKER

At March 31, 2005, the receivable from the clearing broker in the statement of financial condition represents the Company's net purchases of securities, fees, commissions and cash collateral for its short positions.

NOTE D - SECURITIES OWNED AND SECURITIES SOLD, BUT NOT YET PURCHASED

Securities owned and securities sold, but not yet purchased, at March 31, 2005 consisted of:

                                                          SECURITIES SOLD,
                                          SECURITIES        BUT NOT YET
                                             OWNED           PURCHASED
                                          ----------      ---------------
      Equity securities                   $3,055,693        $  644,332
                                          ==========        ==========

NOTE E - STOCKHOLDERS' EQUITY

[1]   PRIVATE PLACEMENT:

      In October and November 2004, the Company raised $1,305,450 through the sale of 483.5 units in a private placement. Each unit was sold for $2,700 and consisted of 2,000 shares of common stock and a five-year redeemable warrant to purchase 2,000 shares of the Company's common stock at an exercise price of $1.85 per share and expires in 2009.

[2]   WARRANTS:

      In December of 2004 the Company issued 31,667 five-year redeemable warrants to consultants for services in connection with the Company's corporate structure. The consulting warrants are exercisable into common stock at a price of $1.85 per share and expire in 2009. The warrants which vested immediately resulted in a charge of $8,839 based on the fair value of the warrants ($.28 per warrant). The fair value of these warrants was estimated using the Black-Scholes pricing model with the following assumptions: interest rate of 3.27%, dividend yield of 0%, volatility factor of .70 and an average expected life of three years.

      The warrants sold in the private placement and the consulting warrants may be redeemed by the Company at $.01 per redeemable warrant subject to certain conditions and the closing bid price of the common stock trades of at least $3.70 for a period of 20 consecutive days ending on the third day prior to the date of the notice of redemption.

      A summary of the Company's warrants and related information for the year ended March 31, 2005 is as follows:

                                                              WEIGHTED AVERAGE
                                                               EXERCISE PRICE
                                                              ----------------
         Outstanding at beginning of year                0
         Granted                                   998,667         $1.85
                                                   -------
         Outstanding at end of year                998,667         $1.85
                                                   =======
         Weighted average remaining months
           of contractual life at year end              56
                                                   =======

There were no warrants issued during the year ended March 31, 2004.

HUDSON SECURITIES, INC.
(formerly Wien Securities Corp.)

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005 AND 2004

NOTE F - INCOME TAXES

Commencing November 1, 2004, the Company elected to be taxed as a C corporation. Therefore, the tax provision for the year ended March 31, 2005 excluded taxes on income for the period April 1, 2004 through October 31, 2004, and the tax provision for the year ended March 31, 2004 did not have C corporation taxes.

The provision for taxes consists of the following:

                                                                    MARCH 31,
                                         --------------------------------------------------------------
                                                    ACTUAL                         PRO FORMA
                                         -----------------------------    -----------------------------
                                             2005             2004            2005             2004
                                         ------------     ------------    ------------     ------------
      Federal:
         Current                         $    184,000                     $    312,000     $  1,728,000
         Deferred                              16,000                           52,000          290,000

      State and local:
         Current                               31,000     $     60,922          16,000           21,000
         Deferred                               3,000                            3,000            4,000
                                         ------------     ------------    ------------     ------------
                                         $    234,000     $     60,922    $    383,000     $  2,043,000
                                         ============     ============    ============     ============

For the years ended March 31, 2005 and 2004, the expected tax expense based on the statutory rate is reconciled with actual tax expense as follows:

                                                                    MARCH 31,
                                         --------------------------------------------------------------
                                                    ACTUAL                         PRO FORMA
                                         -----------------------------    -----------------------------
                                             2005             2004            2005             2004
                                         ------------     ------------    ------------     ------------
      Expected tax expense                      34.00%           34.00%          34.00%           34.00%
      Non-taxable S corporation income         (11.05)%         (32.73)%
      State income tax net of federal
         income tax effect                       4.57%                            5.71%            5.71%
      Temporary differences                      (.45)%                           (.70)%            .14%
      Non-deductible items                       4.61%                           14.30%            2.67%
      Other                                      2.63%                            2.70%             .53%
                                         ------------     ------------    ------------     ------------
      Actual tax expense                        34.31%            1.27%          56.01%           43.05%
                                         ============     ============    ============     ============

The deferred tax liability reflects the net tax effect of the difference between the carrying amount of deferred rent for financial reporting purposes and the amounts used for tax purposes.

Prior to November 1, 2004, the Company was taxed under the provisions of Subchapter "S" of the Internal Revenue Service Code and the appropriate sections of the New Jersey Corporate Business Tax Law and, accordingly, did not have any tax liability for the year ended March 31, 2004.

NOTE G - SALARY REDUCTION RETIREMENT PLAN

The Company sponsors a 401(k) Savings Plan (the "Savings Plan") which covers all eligible employees. Participants may contribute no less than 1% and up to the maximum allowable per the Internal Revenue Service regulations. In addition, the Company may make discretionary contributions to the Savings Plan, subject to certain limitations. For the years ended March 31, 2005 and 2004, the Company made no matching contributions.

HUDSON SECURITIES, INC.
(formerly Wien Securities Corp.)

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005 AND 2004

NOTE H - COMMITMENTS AND CONTINGENCIES

[1]   LEASE:

      The Company leases office space at its main office in Jersey City, New Jersey and various other locations. As of March 31, 2005 the Company recorded a deferred lease liability of $46,372 which represents the excess of rent expense recognized on a straight-line basis over the term of the leases over rental payments. Future minimum lease commitments are as follows:

            YEAR ENDED
             MARCH 31,
            ----------
               2006                 $469,000
               2007                  337,000
                                    --------

                                    $806,000
                                    ========

      Rent expense was approximately $563,000 and $530,000 for the years ended March 31, 2005 and 2004, respectively.

[2]   CONTINGENCIES:

      From time to time, the Company is involved in proceedings and investigations by self-regulatory organizations. Certain matters have been indemnified by the prior Wien stockholders. The ultimate outcome of these matters involving the Company cannot be predicted with certainty. There can be no assurances that such matters will not have a material adverse effect on the results of operations or financial condition of the Company in any future period, depending in part on the results for such period.

NOTE I - NET CAPITAL REQUIREMENT

The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule (SEC rule 15c3-1), which requires the maintenance of minimum net capital and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1 (and that equity capital may not be withdrawn or cash dividends paid if the resulting net capital ratio would exceed 10 to 1). At March 31, 2005, the Company had net capital of $3,282,940, which was $2,282,940, in excess of its required net capital of $1,000,000. The Company's percentage of aggregate indebtedness to net capital was 51.42% as of March 31, 2005.

NOTE J - SUBSEQUENT EVENT

On July 26, 2005, the shareholders of HOM approved a merger with Hudson Holding Corporation ("HHC") a newly formed Delaware corporation. HHC to be the surviving corporation adopted on July 26, 2005 a Stock Option Plan (the "Plan"). Under the Plan, 2,000,000 options to acquire shares of common stock will be available for issuance to directors, employees, and other eligible individuals. Options granted under the Plan may be either qualified or nonqualified and no option shall be exercisable more than ten years after the date of grant.